Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 22 – Subsequent Events

On January. 10, 2018, the Company signed a share purchase agreement (the “Agreement”) with Shanghai Shicai Minerals Co., Ltd. (“Shanghai Shicai”) to acquire all of the shares of Lishui Xincai Industrial Co., Ltd. (“Lishui XinCai”), a wholly-owned subsidiary of Shanghai Shicai, at a price of approximately $18.2 million (or RMB  120 million). Lishui Xincai owns 18% of the equity interest in Libo Haokun Stone Co., Ltd. (“Libo Haokun”). Following the completion of the acquisition, the Company would indirectly hold a 18% stake in Libo Haokun.

Libo Haokun holds a government-issued permit and has the exclusive right to mine a 0.11-square-kilometer marble quarry in the southwestern province of Guizhou, China. According to a geological report issued by Liaoning Nuclear Geological Survey Institute in June 2016, the quarry had estimated reserves of approximately 4.02 million cubic meters of ores. As of the date of the valuation conducted in December 2016, the quarry had estimated reserves of approximately 3.74 million cubic meters of ores and the corresponding mining right was valued at RMB  664.74 million. Libo Haokun obtained the permit to mine the quarry from the local government in September 2016. The current mining permit has a term of two years and eight months valid from September 2016 to May 2019. The mining permit may be renewed for consecutive additional three-year terms, subject to certain conditions, such as filing renewal applications, paying license fees, and the satisfaction of environmental protection standards, among other things.

Pursuant to the Agreement, Tantech agrees to acquire all issued and outstanding common shares of Lishui Xincai for a total consideration of RMB 120 million in cash to be paid in two installments. The first installment of RMB  25 million will be paid within five business days following the execution of the Agreement. The second and final installment of RMB 95 million will be paid within thirty days after the signing of the Agreement. The Company paid the consideration of RMB 120 million (approximately $18.4 million) in full by March 2018 in accordance with the Agreement, mainly using funds collected from its outstanding accounts receivable. Shanghai Shicai completed the registration process with the industrial and commerce administration of the local government before January 31, 2018, for transfer of the share ownership of Lishui Xincai to Tantech. Tantech is now legally recognized as the shareholder of Lishui Xincai upon the completion of the share ownership transfer registration.

From January 29, 2018 to March 30, 2018, the Company received in aggregated of $599,430 bank acceptance notes issued by Bank of Zhangjiagang Rural Business Bank with due dates from July 29, 2018 to September 30, 2018. The Company is required to maintain restricted cash deposits at 100% of the notes payable with the bank, in order to ensure future credit availability.